Exhibit 10.2

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 20

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 20 (SA-20) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Customer and Boeing desire to (i) [****] 787-9 Aircraft ([****]) [****], and [****] of the [****], and (ii) to [****] for the [****];
WHEREAS, Customer and Boeing agree to [****];
WHEREAS, Customer and Boeing desire to [****] letter agreement AAL-PA-03219-1804779R1, entitled “[****],” including Attachments A and B thereto, to [****]; and
WHEREAS, Customer and Boeing desire to revise letter agreement 6-1162-TRW-0674R4 entitled “Business Considerations,” and letter agreement AAL-PA-03219-2101557 entitled “[****],”.
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
PA 3219    SA-20        Page 1
BOEING PROPRIETARY

1.Table of Contents.
The Table of Contents referencing SA-19 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-20 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.Tables.
2.1Table 5(R4). Table 5(R3) entitled “787-9 [****] Aircraft, Aircraft Delivery, Description, Price and Advance Payments” referencing SA-19 in the footer is deleted in its entirety and is replaced with the similarly titled Table 5(R4) (attached hereto) referencing SA-20 in the footer. Table 5(R4) is hereby incorporated into the Purchase Agreement in replacement of Table 5(R3).

3.Letter Agreements.
3.1     Letter Agreement 6-1162-TRW-0674R5. Letter Agreement 6-1162-TRW-0674R4 entitled “Business Considerations,” referencing SA-11 in the footer is deleted in its entirety and replaced with the similarly titled Letter Agreement 6-1162-TRW-0674R5 (attached hereto) referencing SA-20 in the footer. Letter Agreement 6-1162-TRW-0674R5, is hereby incorporated into the Purchase Agreement in replacement of 6-1162-TRW-0674R4.
3.2     Letter Agreement AAL-PA-03219-1804779R2. Letter Agreement AAL-PA-03219-1804779R1 entitled “[****],” including Attachments A and B thereto, referencing SA-19 in the footer is deleted in its entirety and replaced with the similarly titled Letter Agreement AAL-PA-03219-1804779R2, including Attachments A and B thereto (attached hereto) referencing SA-20 in the footer. Letter Agreement AAL-PA-03219-1804779R2, including Attachments A and B thereto is hereby incorporated into the Purchase Agreement in replacement of AAL-PA-03219-1804779R1, including Attachments A and B.
3.3     Letter Agreement AAL-PA-03219-2101557R1. Letter Agreement AAL-PA-03219-2101557 entitled “[****],” referencing SA-16 in the footer is deleted in its entirety and replaced with the similarly titled Letter Agreement AAL-PA-03219-2101557R1 (attached hereto) referencing SA-20 in the footer. Letter Agreement AAL-PA-03219-2101557R1, is hereby incorporated into the Purchase Agreement in replacement of AAL-PA-03219-2101557.
3.4     Letter Agreement AAL-PA-03219-2303491. Letter Agreement AAL-PA-03219-2303491 entitled “Special Matters – [****]” including Attachment A thereto, is hereby incorporated into the Purchase Agreement.

4.Miscellaneous.
4.1    Boeing will [****]related matters.

4.2    For each of the 787-9 [****] Delivery Aircraft, per the [****] terms in Letter Agreement AAL-PA-03219-2303491 ([****]), the [****] for such 787-9 [****] Delivery Aircraft ([****]) [****].

PA 3219    SA-20    Page 2
BOEING PROPRIETARY

5.Effect on Purchase Agreement.

5.1Table 5 Reference Clarifications.
5.1.1The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 5(R1),” Table 5(R2), and Table 5(R3) is now deemed to refer to “Table 5(R4)”. Specifically, the locations of such references are (but may not be limited to) as follows:

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1.4.1 of Letter Agreement 6-1162-CLO-1047R4 entitled “[****]”
Section 1 (definition of “Firm Aircraft”) and Attachment C(R4) of Letter Agreement 6-1162-TRW-0664R2 entitled “[****]”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “Promotional Support Agreement”
Sections 4a2, 6, and 9.2 of Letter Agreement 6-1162-TRW-0674R4 entitled “Business Considerations”
Section 1 of Letter Agreement AAL-PA-03219-1804779 entitled “[****]”
Section 1.2 of Letter Agreement AAL-PA-3219-LA1802492 entitled “Open Configuration Matters”
Section 1.3.1.1 of Letter Agreement AAL-1604503 entitled “787 Aircraft Business Matters”
Sections 6 and 7 of Supplemental Agreement No. 11
Supplemental Exhibit EE1

    5.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement 6-1162-TRW-0674R4	Letter Agreement 6-1162-TRW-0674R5
Letter Agreement AAL-PA-03219-LA-1804779R1	Letter Agreement AAL-PA-03219-LA-1804779R2
Letter Agreement AAL-PA-03219-2101557	Letter Agreement AAL-PA-03219-2101557R1

PA 3219    SA-20    Page 3
BOEING PROPRIETARY

5.3 Upon execution of this SA-20, Boeing [****]. Such [****]. The [****] ([****]).

5.4 Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

The rest of this page is left intentionally blank.

PA 3219    SA-20    Page 4
BOEING PROPRIETARY

AGREED AND ACCEPTED

August 31, 2023
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	SVP, Treasurer
Title	Title

PA 3219    SA-20    Page 5
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~ WITHDRAWN	SA-2
1(R7)	787-9 Aircraft Information Table – GENX
2(R1)	787-8 Aircraft Information Table – GENX ([****] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([****] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6
5(R4) 6R3 7(R2)	2018 787-9 [****] Aircraft Information Table – GENX 2018 787-8 [****] Aircraft Information Table-GENX 2018 [****] 787-9 [****] Aircraft Information Table – GENX	SA-20 SA-18 SA-19

EXHIBIT
A(R3).	Aircraft Configuration for [****] Aircraft	SA-11
A2(R5)	Aircraft Configuration for [****] Aircraft	SA-12
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[****]
~~EE1~~.	[****] WITHDRAWN	SA-2
EE2.	[****]	SA-4
P.A. No. 3219    SA-20
Table of Contents         Page 1
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

SLP1.	Service Life Policy Components

LETTER AGREEMENTS		SA NUMBER
3219-01	[****]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[****]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ WITHDRAWN	SA-8
~~6-1162-AKP-071R1~~	[****] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[****]WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[****] Terminated	SA-3
6-1162-CLO-1039	[****]
6-1162-CLO-1042	[****]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[****]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R4	[****]	SA-11
~~6-1162-CLO-1048~~	~~Final Matters~~ WITHDRAWN	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights	SA-11
	~~Attachment A(R2) – MADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment B(R2) – QADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment C(R3) – MADP & QADP Rights Aircraft:  Description/Price Data~~ Attachment C(R4)	SA-11
	Attachment D – Form of Purchase Agreement Supplement	SA-11
P.A. No. 3219    SA-20
Table of Contents         Page 2
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

	Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement	SA-6
~~6-1162-TRW-0665~~	[****] WITHDRAWN	SA-3
~~6-1162-TRW-0666~~	[****]WITHDRAWN	SA-3
6-1162-TRW-0667R3	[****]	SA-11
6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0672R1	Promotional Support Agreement	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R5	Business Considerations	SA-20
AAL-PA-3219-LA-08836R2	[****]	SA-11
AAL-PA-3219-LA-08837R1	[****]	SA-6
AAL-PA-3219-LA-08838	[****]	SA-3
AAL-LA-1106678	[****]	SA-3
AAL-PA-3219-LA-1302236R2	[****]	SA-13
AAL-PA-3219-LA-1604503R1	787 Business Matters	SA-8
AAL-PA-03219-LA-1701988	[****]	SA-10
AAL-PA-03219-LA-1804779R2	[****]	SA-20
AAL-PA-03219-LA-1802262R1	[****]	SA-12
AAL-PA-03219-LA-1802492 AAL-PA-3219-LA-2001170 AAL-PA-3219-2101557R1 AAL-LA-2100530 AAL-PA-3219-2300600 AAL-PA-03219-LA-2302901 AAL-PA-03219-LA-2303491	Open Configuration Matters [****] [****] [****] [****] Special Matters- [****] Special Matters – [****]	SA-11 SA-15 SA-20 SA-16 SA-18 SA-19 SA-20
P.A. No. 3219    SA-20
Table of Contents         Page 3
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

ATTACHMENTS
Attachment 1	Schedule for [****] of 787-9 MADP Rights	SA-11
Attachment 2	Schedule for [****] of 787-9 QADP Rights	SA-11
Attachment 3	787-9 Purchase Rights Aircraft [****] Delivery Schedule	SA-11

P.A. No. 3219    SA-20
Table of Contents         Page 4
BOEING PROPRIETARY

Table 5(R4) To
Purchase Agreement No. PA-03219
787-9 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[****] pounds	Detail Specification:		[****]
Engine Model/Thrust:	GENX- 1B74/75	[****]pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]	[****]
Optional Features:		$[****]		DAAL89-1-{TBD]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		$[****]	Base Year Index (ECI):	[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):	[****]
Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Adv Payment Base	[****] [****]	[****] [****]	[****] [****]	Total [****]
				Price Per A/P
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03219 121168-1F.txt BOEING PROPRIETARY                SA-20 Table 5(R4)

Table 5(R4) To
Purchase Agreement No. PA-03219
787-9 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****] [****]	[****] [****]	[****] [****]	Total [****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	25

Note: [****]
AAL-PA-03219 121168-1F.txt BOEING PROPRIETARY                SA-20 Table 5(R4)

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03219-LA-2303491

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    Special Matters – [****]

Reference:    Purchase Agreement No. PA-3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The terms and conditions described in this Letter Agreement are applicable only to the aircraft described in Section 1 below.

1.[****].

This Letter Agreement [****] ([****]) Aircraft [****] ([****]) and [****]. For avoidance of doubt, [****] under the Purchase Agreement. Attachment A of this Letter Agreement [****] ([****]) in column 2 and sets forth [****] ([****]) for the [****] in column 4. Additionally, Table 1-5R4 of the Purchase Agreement[****] of this Letter Agreement.

2.[****].

[****].

3.[****].

3.1    The [****] for [****]. For the avoidance of doubt, Boeing [****] of the [****] for the [****] for the [****].

3.2    If the [****] of the [****], then [****] of the [****] from the [****] to the [****] the terms and conditions of the Purchase Agreement (that is, if the Purchase Agreement [****]).

3.3    The [****] of the [****] that are [****] and which are [****], pursuant to this Letter Agreement or pursuant to [****] to the [****]. If a [****] is [****] to [****], then the terms and conditions of the Purchase Agreement [****] described in this Section 3.3.

4.[****].
AAL-PA-03219-LA-2303491    SA-20
Special Matters – [****]    Page 1 of 3
BOEING PROPRIETARY

[****] for the [****] are [****] by Customer per Letter Agreement 6-1162-CLO-1047R4 entitled “[****]”. The [****] for the [****] will be [****] per the [****] as found on Table 1-5R4 [****] set forth in Section 3 of this Letter Agreement.

5.[****].

5.1 The [****] in Table 7(R1) and certain of the [****] in Table 5(R4), both as shown in column 2 of Attachment A to this Letter Agreement, [****] as shown in column 3 and 4 (collectively, the [****] and the [****] excluding the [****], the [****]). Customer [****] of Letter Agreement 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft” ([****]) for each of the [****] for the [****] and the [****], set forth in column 3 of Attachment A and for each [****] for the [****] and the [****], set forth in column 4 of Attachment A.
5.2 For the avoidance of doubt, Customer [****]:
    5.2.1 For [****];

    5.2.2 For the [****], for any [****] in column 3 of Attachment A; and

    5.2.3 For the [****], for any [****] in column 4 of Attachment A.

6.Confidentiality.

Customer and Boeing understand that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement Letter shall be subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality.

7.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.
AAL-PA-03219-LA-2303491    SA-20
Special Matters – [****]    Page 2 of 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 31, 2023

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.

Its	SVP, Treasurer

AAL-PA-03219-LA-2303491    SA-20
Special Matters – [****]    Page 3 of 3
BOEING PROPRIETARY

Attachment A to AAL-PA-03219-LA-2303491
1.	2. [****]	3. [****]	4. [****]	5. [****]	6. Notes
1	[****]	[****]	-	[****]
2	[****]	[****]	-	[****]
3	[****]	[****]	-	[****]
4	[****]	[****]	-	[****]
5	[****]	[****]	-	[****]
6	[****]	[****]	-	[****]
7	[****]	[****]	-	[****]
8	[****]	[****]	[****]	[****]	[****]
9	[****]	[****]	[****]	[****]	[****]
10	[****]	[****]	[****]	[****]	[****]
11	[****]	[****]	[****]	[****]	[****]
12	[****]	[****]	-	[****]
13	[****]	[****]	-	[****]
14	[****]	[****]	-	[****]
15	[****]	[****]	-	[****]
16	[****]	[****]	[****]	[****]	[****]
17	[****]	[****]	[****]	[****]	[****]
18	[****]	[****]	[****]	[****]	[****]
19	[****]	[****]	[****]	[****]	[****]
20	[****]	[****]	[****]	[****]	[****]
21	[****]	[****]	[****]	[****]	[****]

PA No. 3219        SA-20
Attachment A to AAL-PA-03219-LA-2303491
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03219-LA-1804779R2
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to [****] Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in [****] to the Aircraft described in Table 1(R7), Table 5(R4) and Table 7(R2) to the Purchase Agreement as of the date of execution of this Letter Agreement, [****].
2.Delivery.
The number of initial [****] and the [****] for each such [****] are listed in Attachment A to this Letter Agreement.

3.[****].
3.1    Customer may [****] by giving written notice to Boeing [****] on or before the date that is [****]. Upon the giving of such [****] referenced in such [****] shall be deemed an Aircraft for all purposes of the Purchase Agreement and an [****] for the purposes of this Letter Agreement.
3.2 If Boeing must [****], subject to Customer's agreement. Such[****]. If Boeing [****]. If within [****]. If the parties are [****]. Immediately upon the [****] to Customer by Boeing. When making any such [****].
4.[****].
Customer will have the [****], subject to the following terms:
4.1The [****] are shown in Attachments A and B to this Letter Agreement and are [****], subject to the provisions in Section 4.2 below.
4.2    For each of the [****] indicated in Attachment A to this Letter Agreement. Customer may [****]. By way of example, if an [****].
AAL-PA-03219-LA-1804779R2                                SA-20
[****]    Page 1 of 10
BOEING PROPRIETARY

4.2.1    Notwithstanding the foregoing, Customer may [****] in Attachment A to this Letter Agreement by giving Boeing written notice of such [****] in the event of any of the following: (i) an [****] in accordance with Section 3.2 above, (ii) such [****] in accordance with Section 3.2 above, or (iii) a [****], in accordance with Section 2 of Letter Agreement No. AAL-PA-03219-LA-1802262R1, entitled “[****]”.

4.2.2    If Customer provides Boeing with an [****]. If Boeing [****] as set forth on Attachment B to this Letter Agreement.

4.2.3    If Boeing is [****] set forth on Attachment B to this Letter Agreement, then Boeing shall [****]. If Customer [****].

4.2.4    [****] in accordance with Section 4.2.3 shall be [****] until the Limited Scope Supplemental Agreement is executed by the parties.
4.3 A [****] for the purposes of this Letter Agreement, and the terms applicable to [****], as follows:
4.3.1 Upon the [****] as set forth on Attachment B of this Letter Agreement; or
4.3.2 Upon Customer’s [****] as set forth on Attachment B of this Letter Agreement and [****].
4.4 For avoidance of doubt, all [****].
5.[****].
5.1Subject to the provisions of Section 5.2, below, the [****] shown in Attachment A to this Letter Agreement.
5.2Boeing [****] pursuant to the provisions of Section 5.1 at [****] to Customer.
6.[****].
6.1The [****] are identified in Attachment A to this Letter Agreement. The [****] are identified in Attachment B to this Letter Agreement.
6.2The [****] in accordance with the terms set forth in [****] as such provisions have been applied to the [****].
6.3At the time of execution of each [****], the [****] in accordance with the terms of the Purchase Agreement.

    6.4.    [****]. Boeing will [****] to Customer:
AAL-PA-03219-LA-1804779R2 SA-20
[****]    Page 2 of 10
BOEING PROPRIETARY

6.4.1    [****]. Boeing will [****] to Customer at the [****]. The [****] is:
[****]        [****]
[****]    [****]

Each such [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****].
6.4.2    [****]. Boeing will [****] to Customer at the [****]. The [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****]. Such [****].
6.4.3    [****]. Boeing will [****] to Customer at the [****]. The [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****]. Such [****].

6.4.4 [****]. In recognition of Customer [****] per this Letter Agreement, Boeing will [****] to Customer up to [****]. The [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****]. Except as set forth below in this Section 6.4.4, the [****]. Each [****].

6.4.4.1   If (i) Customer [****] or (ii) the [****].  The [****] in accordance with the provisions of the [****] Letter Agreement, as such provisions have been applied to the [****].  The [****]; provided that:

(i)    if the [****]t;

(ii)    if the [****];

(iii) if the [****];

(iv) if the [****].

Such [****].

6.4.5.    [****]. Boeing will [****] to Customer at the [****]. The [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****]. Such [****].
7.[****].
7.1Customer will [****], on the date of execution of this Letter Agreement. If Customer [****]. If Customer [****].
AAL-PA-03219-LA-1804779R2 SA-20
[****]    Page 3 of 10
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7.2Customer shall [****]. For the avoidance of doubt, there shall be no [****].
7.3Notwithstanding the [****], the [****]. Upon execution of SA-11, [****].

7.4    Upon execution of a Limited Scope Supplemental Agreement [****] as specified in Section 1.4.2 of Letter Agreement 6-1162-CLO-1047R4, entitled “[****]” of the Purchase Agreement. The remainder of the [****] in accordance with the provisions of the Purchase Agreement. For the avoidance of doubt, [****] until the applicable Limited Scope Supplemental Agreement has been entered into by the parties.
8.[****].
Upon Customer’s [****], Boeing and Customer will enter into a Supplemental Agreement with respect to each [****], the scope and purpose of which shall be limited to [****] into the Purchase Agreement as an [****] (Limited Scope Supplemental Agreement). The Limited Scope Supplemental Agreement will incorporate the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement (including, but not limited to, modifications to Attachment A to this Letter Agreement to reflect the addition of new [****] and modifications to Attachment A to Letter Agreement AAL-PA-03219-LA-1802262 entitled “[****]” to reflect the addition of the new Aircraft).
9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.

AAL-PA-03219-LA-1804779R2 SA-20
[****]    Page 4 of 10
BOEING PROPRIETARY

10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this

Date:	August 31, 2023

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	SVP, Treasurer

AAL-PA-03219-LA-1804779R2 SA-20
[****]    Page 5 of 10
BOEING PROPRIETARY

Attachment A to
Letter Agreement No. AAL-0319-LA-1804779R2
[****] Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	GENX-1B74/75	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]I
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]	[****]
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		$[****]	Base Year Index (ECI):	[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):	[****]
Deposit per Aircraft:		$[****]

		Escalation	Escalation	[****]	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Aircraft Scheduled	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	(Engine)	Delivery Quarter	Price Per A/P	[****]	[****]	[****]	[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03219-LA-1804779R2, Attach A, [****] SA-20                Page 1
121644-1O.txt     BOEING PROPRIETARY

Attachment A to
Letter Agreement No. AAL-0319-LA-1804779R2
[****] Delivery, Description, Price and Advance Payments

		Escalation	Escalation	[****]	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Aircraft Scheduled	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	(Engine)	Delivery Quarter	Price Per A/P	[****]	[****]	[****]	[****]
[****] 2026	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	14

[****]
Note: [****]
AAL-PA-03219-LA-1804779R2, Attach A, [****] SA-20                Page 2
121644-1O.txt     BOEING PROPRIETARY

Attachment B to
Letter Agreement No. AAL-0319-LA-1804779R2
[****] Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	GENX-1B74/75	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]I
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]	[****]
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		$[****]	Base Year Index (ECI):	[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):	[****]
Deposit per Aircraft:		$[****]

		Escalation	Escalation	[****]	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Aircraft Scheduled	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	(Engine)	Delivery Quarter	Price Per A/P	[****]	[****]	[****]	[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03219-LA-1804779R2, Attach B, [****] SA-20                Page 1
121644-1O.txt     BOEING PROPRIETARY

Attachment B to
Letter Agreement No. AAL-0319-LA-1804779R2
[****] Delivery, Description, Price and Advance Payments

		Escalation	Escalation	[****]	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Aircraft Scheduled	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	(Engine)	Delivery Quarter	Price Per A/P	[****]	[****]	[****]	[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	14

[****]
Note: [****]t

AAL-PA-03219-LA-1804779R2, Attach B, [****] SA-20                Page 2
121644-1O.txt     BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-3219-LA-2101557R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

References:    (a)    Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (collectively, the Aircraft); and

(b) Aircraft General Terms Agreement No. AGTA-AAL (AGTA) between Boeing and Customer dated as of October 31, 1997.
This agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement or the AGTA, as the context requires.

As of the date of this Letter Agreement, Customer has [****] ([****]) 2018 787-9 [****] Aircraft as [****] of the Purchase Agreement ([****] 2018 787-9 [****] Aircraft), [****] ([****]) [****] 2018 787-9 [****] Aircraft [****] ([****] 2018 787-9 [****] Aircraft) and [****] ([****]) [****] 2018 787-8 [****] Aircraft under the Purchase Agreement.

Boeing and Customer agree as follows:
1. 787-8 [****] Aircraft.
1.1 [****] 2018 787-8 [****] Aircraft.
1.1.1    Boeing and Customer acknowledge that the [****] of [****] ([****]) [****] 2018 787-8 [****] Aircraft and [****] ([****]) [****] 2018 787-8 [****] Aircraft ([****] 2018 787-8 [****] Aircraft) were [****] as set forth in Attachment A and [****].
1.1.2    Boeing and Customer agree that the [****] 2018 787-8 [****] Aircraft [****].
2.    [****] 2018 787-8 Aircraft to [****].

2.1    Customer and Boeing agree that the [****] Aircraft set forth in Attachment B [****] from [****] aircraft [****] with the [****] as set forth in Attachment B [****]. The [****] will [****], and [****] to its applicable Scheduled Delivery Month [****] in accordance with the Purchase Agreement.

P.A. No. 3219    SA-20     L.A. AAL-PA-3219-LA-2101557R1
2021 787 Aircraft Business Matters                             Page 1
BOEING PROPRIETARY

2.2     For avoidance of doubt, the [****] for the [****] includes [****] of Letter Agreement No. 6-1162-TRW-0674R4 to the Purchase Agreement entitled Business Considerations (Business Considerations LA) [****], and the [****] described in Section 2.2.1 below. The parties hereby confirm that [****] with Supplemental Agreement No. 5 and Supplemental Agreement No. 11, for the [****]. Such [****] in accordance with the Purchase Agreement.

2.2.1     Boeing and Customer agree that Boeing will provide to Customer a [****] ([****]) in the [****] of [****] ([****]). The [****] is [****] and shall be[****] is [****] by Boeing in [****] of the Supplemental Exhibit AE1-[****] as such provisions have been applied to the [****]. Except as provided in Section 2.2.1.1, below, the [****] shall be [****] by Boeing to Customer at the [****] of the [****]. The [****], in whole or in part, [****], and/or [****]. The [****] is in addition to the [****] of the Business Considerations LA.

2.2.1.1    If [****], either [****] the Purchase Agreement as to the [****] Aircraft as and [****] (as defined in Section 7.3 of the Business Considerations LA), the [****] ([****]) ([****]) [****].

2.2.1.2    If a [****] 2018 787-9 [****] Aircraft is [****] in accordance with a [****], then [****] ([****]) ([****]) for [****] 2018 787-9 [****] Aircraft [****] 2018 787-9 [****] Aircraft [****].
3.[****] Considerations.
3.1    [****].
3.1.1    [****], Boeing [****] Customer, [****], a [****] 787-9 aircraft [****] as [****] Purchase Agreement ([****] 787-9 Aircraft). Customer [****] for (i) [****] and (ii) [****] the [****] 787-9 Aircraft.

3.1.2.    [****] Customer [****] Boeing [****] ([****]) [****]2018 787-9 [****] Aircraft, the [****] 2018 787-9 [****] Aircraft, and [****] 787-9 Aircraft [****] (or [****]) [****] this Agreement, Boeing [****] 2018 787-9 [****] Aircraft, [****] 2018 787-9 [****] Aircraft, or [****] 787-9 Aircraft [****] (or [****]) [****] of this Agreement. In the event that [****] 2018 787-9 [****] Aircraft, a [****] 2018 787-9 [****] Aircraft, and [****] 787-9 Aircraft [****] (or [****]), [****], except Customer [****].

3.1.3    Within [****] ([****]) days [****] Customer, Boeing [****] Customer, [****], [****] 787-9 Aircraft [****]. Customer [****] for (i) [****] and (ii) [****] 787-9 Aircraft.
3.2     [****]. The parties acknowledge that [****] to that [****] by and between Boeing and Customer (as amended by that certain Letter Agreement No. AAL-LA-2002714 entitled [****] for 737 Max [****]), Boeing [****] Customer [****]. Boeing [****] Customer, [****], [****].

3.3    [****]. As [****] to Section 1.3.1.3 of Letter Agreement AAL-PA-3219-LA-1604503 entitled [****], the parties agree as follows:

P.A. No. 3219    SA-20     L.A. AAL-PA-3219-LA-2101557R1
[****]                             Page 2
BOEING PROPRIETARY

3.3.1    [****]. Boeing [****] Customer, [****], a [****] of twenty-two (22) 787-9 Aircraft [****].

3.3.2    [****]. [****] 787-9 Aircraft [****] Boeing under the Purchase Agreement [****] ([****]) will be [****].

3.3.3    [****]. If, [****], [****] of the 787-9 Aircraft [****] by Boeing to Customer under the Purchase Agreement, then [****] Boeing, Boeing [****] Customer, [****], [****] 787-9 Aircraft.

3.3.4    [****]. If [****], [****] 787-9 aircraft is [****] Agreement ([****]), then [****] 787-9 Aircraft, Boeing [****] Customer [****], [****]. Such [****] by Customer to Boeing [****]. [****] Customer [****] Aircraft or [****] Aircraft, Customer [****] pursuant to Section 3.3.3 above.
4.     Miscellaneous.
4.1    [****] in regards to [****] 2018 787-9 [****] Aircraft.

4.1.1    [****] in regards to [****] 2018 787-9 [****] Aircraft.

4.1.1    Boeing will [****] 2018 787-8 [****] Aircraft and [****] by Customer for the [****] 2018 787-8 [****] Aircraft. The parties agree that [****], Customer [****] on the [****] 2018 787-8 [****] Aircraft that [****] of this Agreement.

4.1.2     Boeing [****] 2018 787-8 [****] Aircraft that are being [****] to [****] 2018 787-9 [****] Aircraft (the [****]). The [****] ([****]). Boeing [****] ([****]) [****] ([****] ([****]) [****] as defined in Section 1.4.1 of Letter Agreement No. 6-1162-CLO-1047R4 entitled [****]) that are [****] 2018 787-9 [****] Aircraft [****] 2018 787-9 [****] Aircraft. Boeing [****] 787-9 Aircraft ([****], the [****] 2018 787-9 [****] Aircraft and the [****] 2018 787-9 [****] Aircraft) [****] the terms of the Purchase Agreement are applicable.

5.    [****] 2018 787-9 [****] Aircraft [****].

5.1    Customer has [****] ([****]) for the [****] 2018 787-8 [****] Aircraft ([****]) in which [****] ([****]) [****] ([****]) and [****]. [****], [****] the [****] 2018 787-9 [****] Aircraft into the [****].

5.2    Section 9.2 of Supplemental Agreement No. 11 (SA-11) (as such Section 9.2 was amended by Supplemental Agreement No. 14) is hereby deleted in its entirety and replaced with the following:

“9.2    Customer and Boeing will [****]:

P.A. No. 3219    SA-20     L.A. AAL-PA-3219-LA-2101557R1
[****]                             Page 3
BOEING PROPRIETARY

9.2.1     the [****] for any [****] Aircraft [****] Customer of the applicable [****];

9.2.2    Boeing, [****] for the [****] for such [****] Aircraft; or

9.2.3    Boeing [****] 2018 787-9 [****] Aircraft [****] (as defined in Section 5.3 of Letter Agreement AAL-LA-2100511) [****] 2018 787-9 [****] Aircraft.

In the event of a [****], Boeing agrees to [****] of the applicable [****] Aircraft for the [****]. Customer shall not be [****] the applicable [****] Aircraft during such [****] and, if required, [****] to Customer the [****] 2018 787-9 [****] Aircraft [****] for the applicable [****] Aircraft, [****] Aircraft may otherwise be [****] during such [****]. For the avoidance of doubt, the [****] as defined in Section 1.13 of the Misc. Commitments LA, the [****] is otherwise subject to the terms and conditions of the AGTA and the Purchase Agreement.

If prior to the [****], Boeing and Customer are [****], Customer may, within [****] following the [****], and [****], either (i) [****] the applicable [****] Aircraft for which the [****], or (ii) [****] the Purchase Agreement [****] to (A) the applicable [****] Aircraft for which the [****], or (B) any [****] Aircraft, including the applicable [****] Aircraft for which the [****], without [****] Aircraft [****] by Customer [****] clause (ii) of this paragraph. If Customer [****] the Purchase Agreement as to [****] Aircraft under this Section 9.2, Boeing shall (x) [****] Aircraft with [****] from Customer to Boeing of the [****] to Customer by Boeing pursuant to this Section 9.2, (y) [****] from Customer all [****] related to the [****] Aircraft at the [****], by Customer, and (z) [****] Customer for all [****] of such [****] Aircraft, including, but not limited to, all [****] Aircraft that have been [****] with this Section 9.2 but are not yet [****].”

5.3 At the [****] of each [****] 2018 787-9 [****] Aircraft, for which [****] (as defined in Section 9 of SA-11), Boeing will [****] Customer a [****] ([****]) [****]. The [****] from Boeing to Customer pursuant Section 2.2.1 above.
6.Assignment.
Notwithstanding any other provision of the Purchase Agreement except for the AGTA Assignment Provisions (as defined in Section 1 of Letter Agreement AAl-LA-1106678 entitled “Assignment Matter”), the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
7.Confidential Treatment.
Customer and Boeing understand that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement Letter shall be subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality.

P.A. No. 3219    SA-20     L.A. AAL-PA-3219-LA-2101557R1
[****]                             Page 4
BOEING PROPRIETARY

The rest of this page is left intentionally blank.

P.A. No. 3219    SA-20     L.A. AAL-PA-3219-LA-2101557R1
[****]                             Page 5
BOEING PROPRIETARY

EXECUTED as of August 31    , 2023

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ The Boeing Company	By:	/s/ American Airlines, Inc.

Name:	The Boeing Company	Name:	American Airlines, Inc.

Title:	Attorney-In-Fact	Title:	SVP, Treasurer

P.A. No. 3219    SA-20     L.A. AAL-PA-3219-LA-2101557R1
[****]                             Page 6
BOEING PROPRIETARY

Attachment A
to
AAL-PA-3219-LA-2101557R1

[****] 2018 787-8 [****] Aircraft
[****] Scheduled Delivery Month	[****]
[****]-2020	[****]*
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2021	[****]
[****]-2021	[****]
[****]-2021	[****]
[****]-2021	[****]
[****]-2021	[****]

* [****]. For this aircraft, [****]-2021. The parties also agreed that for the avoidance of doubt, [****]-2021.
    SA-20
BOEING PROPRIETARY

Attachment B
to
AAL-PA-3219-LA-2101557R1

[****] 2018 787-9[****] Aircraft **
[****]	[****]Scheduled Delivery Month	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
Notes:
** [****]

    SA-20
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-TRW-0674R5
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    Business Considerations
Reference:    Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
    This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.[****].
[****]:
[****]        [****]
[****]        [****]
[****]        [****]
[****]
2.[****].
[****]
3.[****].
[****]:
[****]        [****]
[****]        [****]
[****]        [****]
[****]
4.[****]
4a.    [****]
4a.1    [****] (as defined in Section 4a.2 herein) and each [****] (as defined in Section 4a.2 herein), [****]. The [****] in accordance with the provisions of the [****]. Such [****]. Such [****]. The [****] in addition to the [****] pursuant to Section of this Letter Agreement.
P.A. No. 3219    SA-20         L.A.6-1162-TRW-0674R5
Business Considerations                                  Page 1
BOEING PROPRIETARY

    4a.2    Section 4a Definitions: For purposes of this Section 4a, the following definitions shall apply:
[****] means each of the [****] at the effective date of this Letter Agreement 6-1162-TRW-0674R4.
5.[****].
[****]
6. 2018 787-9 [****] Aircraft [****].

In consideration of [****] pursuant to Letter Agreement 6-1162-TRW-0664R1, as such [****] is further described in Supplemental Agreement No. 11, Boeing [****] the 2018 787-9 [****] Aircraft [****] pursuant to the terms of this Section 6 for [****] at the time of execution of this Letter Agreement (2018 787-9 [****] Aircraft). Boeing will [****] at the time of delivery of each 787-9 [****] Aircraft a [****]. The [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****]. Such [****] at the time of delivery of the applicable 2018 787-9 [****] Aircraft. The 2018 787-9 [****] Aircraft [****] in addition to the [****] pursuant to Section 4 of this Letter Agreement.
7. 2018 787-9 [****] Aircraft [****].

7.1    In [****] of the [****] Aircraft, Boeing [****]. Each [****] Aircraft [****] in accordance with the provisions of [****]. Except as provided in Section 7.2, below, each [****] Aircraft [****]:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

Each such [****] Aircraft [****] Aircraft.

7.2    If [****] the Purchase Agreement [****] (as defined in Section 7.3 below), the applicable [****]:

(a) the [****];

(b) the [****];

(c) the [****]; and

(d) [****].

(e) [****].

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BOEING PROPRIETARY

7.3    For purposes of Section 7.2, [****] means any provision in the Aircraft General Terms Agreement entered into by and between Boeing and Customer dated October 31, 1997 (as amended by the Purchase Agreement, AGTA), the Purchase Agreement or any Letter Agreement or Supplemental Agreement to the Purchase Agreement that [****] Aircraft, including but not limited to, the following: Sections 7.4 or 7.5 of the AGTA, Section 1.13 of the Letter Agreement No. 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft”, or Section 9.2 and 9.3 of Supplemental Agreement No. 11 entered into by and between Boeing and Customer dated as of the date hereof.

7.4    Notwithstanding anything to the contrary in this Section 7, once a [****] Aircraft [****] in accordance with this Letter Agreement, [****] as provided in Section 7.1 of this Letter Agreement and [****] in no event will Customer [****] Aircraft [****] by Boeing or is required by this Letter Agreement to be issued to Customer.
8.[****].

In consideration of [****] pursuant to Letter Agreement 6-1162-TRW-0664R2 as further described in Supplemental Agreement No. 11, at the time of execution of this Letter Agreement, Boeing will [****].

9. 787 [****].

In consideration of Customer’s [****] pursuant to Letter Agreement 6-1162-TRW-0664R2 as further described in Supplemental Agreement No. 11, Boeing will [****] the following:

9.1    At time of execution of this Letter Agreement, [****] by Customer. This [****]. [****].

9.2    At the time of execution of this Letter Agreement, Boeing will [****] Aircraft ([****] Aircraft): [****]. The [****]. At the delivery of each [****] Aircraft, Boeing [****]. The [****] of the applicable Aircraft in accordance with the provisions of the [****] as such provisions have been applied to the [****]. Such [****].
10.[****].
[****]

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BOEING PROPRIETARY

11.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement and or the Purchase Agreement. Customer and Boeing will limit the disclosure of its contents to employees of Customer or Boeing, as applicable, with a need to know the contents for purposes of helping the applicable party perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By: /s/ The Boeing Company

Its:            Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:    August 31, 2023
AMERICAN AIRLINES, INC.

By:  /s/ American Airlines, Inc.

Its:    SVP, Treasurer

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BOEING PROPRIETARY